Item 1: Report to Shareholders

Financial Services Fund	December 31, 2006

The views and opinions in this report were current as of December 31, 2006. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

A strong rally in the last six months of 2006 helped the U.S. stock market post double-digit gains for the year. Resilient corporate profit growth and a flood of mergers and acquisitions sparked the market’s fourth straight year of positive performance, as did an end to the Federal Reserve’s two-year spate of interest rate increases. Financial services stocks performed even better, modestly outpacing the overall market in 2006.

Your fund’s 2006 return reflected the robust returns in the financial services sector. The Financial Services Fund returned 15.98% for the year, just ahead of both the S&P 500 Index and the Lipper Financial Services Funds Index. The fund outperformed despite giving up some ground in the last half of the year—the fund’s 11.25% return for the six months ended December 31, 2006, lagged the S&P 500 and the Lipper index. Strong results from the fund’s commercial banks and capital markets holdings contributed to its outperformance for the full year.

HIGHLIGHTS

• Stocks rallied in the second half, and the broad domestic market posted double-digit returns for the year. Financial services stocks modestly outpaced the overall market.

• The fund generated solid gains and outpaced its Lipper peer group for the year, despite trailing modestly in the second half.

• We cut back our exposure to capital markets and insurance firms in 2006 while increasing our position in commercial banks. We believe this positioning should prove beneficial as the interest rate environment normalizes.

• Solid earnings and dividend growth, strong cash flow and balance sheet improvement, and a generally solid economic backdrop should support stocks in 2007.

MARKET ENVIRONMENT

The stock market struggled to take off in the first half of 2006. Strong economic and profit growth provided support for stocks, but an inflation scare in the spring—sparked by record-high energy and commodity prices—and more short-term interest rate increases from the Federal Reserve held stock prices in check.

In the second half of the year, however, it was “all systems go” for stocks. Economic growth slowed, thanks to a significant decline in the housing market, and inflation fell back as commodity prices eased. As a result, the Fed shifted gears, holding interest rates steady after 17 consecutive rate hikes from mid-2004 to mid-2006. In addition, corporate earnings continued to exceed expectations and merger activity surged as private-equity firms inked increasingly large deals. In this environment, stocks rocketed steadily higher, finishing 2006 with gains of more than 15%.

Financial services stocks outperformed the overall stock market in 2006; the financial sector of the S&P 500 returned just over 19%. Capital markets stocks posted the best returns in the financial sector, boosted by the favorable investment environment. Commercial banks were also strong performers, benefiting from significant consolidation in the industry. The laggards were insurance stocks, which wrestled with the continuing fallout from the destructive 2005 hurricanes, though they recovered somewhat in the last half of the year as the 2006 hurricane season proved to be mild.

PERFORMANCE REVIEW

Commercial banks contributed the most to the fund’s outperformance of its Lipper peer group and the S&P 500 in 2006. Early in the year, we doubled the size of our commercial bank holdings based on our expectations that further consolidation and the end of the Fed’s rate hike cycle would create a favorable environment for the banking sector. Although net interest margins remained under pressure, bank stocks posted strong returns for the year, and our substantial weighting added value to fund performance.

U.S. Bancorp was a major performance contributor in 2006 and was the top performer in the portfolio during the last six months. The Minnesota-based bank benefited from improving growth in credit and debit card fees, merchant payment processing, and investment management services. In December, U.S. Bancorp announced a larger-than-expected dividend increase, which has historically been a positive signal for investors. Other top contributors among commercial banks included SunTrust and U.K.-based Anglo Irish Bank. Both companies successfully offset narrowing net interest margins with higher fees and effective cost controls. (Please see the portfolio of investments for a complete listing of holdings and the amount each represents in the portfolio.)

Stock selection among capital markets firms also provided a boost to performance, especially early in the year, when capital markets stocks comprised more than 35% of the portfolio. However, we significantly reduced our holdings in the second quarter (down to less than 10%), based on our view that a slowing economy and increased market volatility would create headwinds for this segment of the market. This adjustment cost us some performance in the last six months, as capital markets continued to perform well.

Among capital markets stocks, investment banks and brokerage firms supplied the best returns. The top performance contributor in the portfolio for 2006 was investment bank JPMorgan Chase, which was also the fund’s largest holding as of December 31, 2006. JPMorgan Chase benefited from robust equity underwriting and merger-and-acquisition fees, as well as strong retail brokerage activity. State Street and Bank of New York were also among the top 10 contributors to performance. State Street instituted new cost controls and generated greater income from its custodial business as interest rates increased. Bank of New York benefited from strength in its core securities servicing business and the promising synergies from its planned acquisition of Mellon Financial, which should close in mid-2007. We eliminated Bank of New York from the portfolio in the first half of 2006.

Insurance stocks posted the weakest returns in the portfolio, though they still delivered positive returns for the year. Insurers struggled early in the year with a hangover from the 2005 Gulf Coast hurricanes, but they rebounded in the last few months as 2006 disaster-related claims were considerably lower than the previous year.

The biggest detractor from fund performance during the year was Marsh & McLennan. The company—which has insurance, consulting, and investment management businesses—fell sharply after announcing disappointing results in the second quarter, especially in its insurance business. Management changes in September further eroded confidence in the stock. We trimmed our position in the stock but continue to own it. The company is attempting to sell its investment management division, and other changes may also be forthcoming.

AFLAC, which provides supplemental health insurance, also detracted from performance. We added AFLAC to the portfolio early in the year because of its strong balance sheet and steady dividend growth history. However, disappointing sales in Japan led the company to initiate systematic changes to its business model, so we sold the company in September.

PORTFOLIO CHANGES

As we have already mentioned, we made some significant adjustments to the fund’s sector weightings in 2006. We dramatically cut back our exposure to capital markets and insurance firms while substantially increasing our position in commercial banks. This positioning should prove beneficial as the interest rate environment normalizes.

We also established a notable position in thrifts and mortgage companies, especially in the last half of the year. In particular, we added government-sponsored mortgage lenders Freddie Mac and Fannie Mae to the portfolio. Both companies faced accounting scandals that required earnings restatements, but the worst of those problems are behind them. In addition, the new Democrat-controlled Congress should be more favorable from a regulatory standpoint.

OUTLOOK

We think the stock market can make further progress in 2007. We are encouraged by solid earnings and dividend growth, strong cash flow and balance sheet improvement, and a generally supportive economic backdrop. An interest rate cut by the Federal Reserve, which would be most likely to happen in the second half of the year, would help take some pressure off lending margins for commercial banks.

Our bottom-up investment approach helped the fund outperform its Lipper peer group in 2006 after falling short in each of the previous two years. We are energized and committed to maintaining this level of performance for our shareholders.

Thank you for your continued support.

Respectfully submitted,

Michael W. Holton
Chairman of the fund’s Investment Advisory Committee

January 18, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

6 Months Ended 12/31/06

Ten Best Contributors		Ten Worst Contributors	
U.S. Bancorp	18¢	Capital One Financial**	-10¢
JPMorgan Chase	17	First Data**	-5
Citigroup	15	H&R Block	-3
Anglo Irish Bank	14	Boston Private Financial**	-3
SunTrust	11	First Horizon National	-2
Axis Capital Holdings	10	AFLAC**	-2
Synovus Financial	10	Marsh & McLennan**	-2
Fifth Third Bancorp	10	First Niagara Financial*	0
XL Capital	10	National City**	0
GE*	9	Placer Sierra Bancshares*	0
Total	124¢	Total	-27¢

12 Months Ended 12/31/06

Ten Best Contributors		Ten Worst Contributors	
JPMorgan Chase	23¢	Marsh & McLennan**	-19¢
U.S. Bancorp	17	Capital One Financial**	-10
State Street**	17	Montpelier RE**	-6
UBS	15	Boston Private Financial**	-5
Anglo Irish Bank	15	First Horizon National*	-5
SunTrust*	12	Genworth Financial**	-3
Citigroup	12	AFLAC***	-3
Bank of New York**	11	Erste Bank der Oesterreich Sparkasse*	0
Synovus Financial*	10	First Niagara Financial*	0
Lincoln National	10	First Data**	0
Total	142¢	Total	-51¢

* Position added
** Position eliminated
*** Position added and eliminated

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS †

(Cost and value in $ 000s)

	Shares	Value
COMMON STOCKS 97.2%		
CONSUMER DISCRETIONARY 4.3%		
Diversified Consumer Services 4.3%		
H&R Block	830,000	19,123
Total Consumer Discretionary		19,123
FINANCIALS 88.2%		
Capital Markets 12.9%		
Affiliated Managers Group (1)	18,000	1,892
Bluebay Asset Management (GBP) (1)	706,000	5,421
Cohen & Steers	117,000	4,700
Federated Investors, Class B	500,000	16,890
KBW (1)	206,300	6,063
Legg Mason	68,000	6,463
Mellon Financial	400	17
Stifel Financial (1)	300,000	11,769
UBS (CHF)	68,000	4,129
		57,344
Commercial Banks 42.5%		
Aareal Bank (EUR) (1)	187,135	8,702
Anglo Irish Bank (EUR)	503,068	10,429
Banco Popolare di Verona (EUR)	240,000	6,888
Barclays (GBP)	925,000	13,226
Compass Bancshares	318,000	18,969
Erste Bank der Oesterreich Sparkasse (EUR)	22,000	1,687
Fifth Third Bancorp	475,000	19,442
First Horizon National	105,000	4,387
Placer Sierra Bancshares	97,600	2,320
SunTrust	250,000	21,113
Synovus Financial	525,000	16,186
TCF Financial	765,900	21,001
U.S. Bancorp	650,000	23,523

Wells Fargo	590,000	20,980
		188,853
Consumer Finance 0.3%		
American Express	24,000	1,456
		1,456
Diversified Financial Services 12.6%		
Chicago Mercantile Exchange Holdings	4,000	2,039
Citigroup	386,200	21,511
Deutsche Boerse (EUR)	32,400	5,961
Intercontinental Exchange (1)	24,000	2,590
JPMorgan Chase	496,000	23,957
		56,058
Insurance 9.0%		
American International Group	30,300	2,171
Axis Capital Holdings	140,800	4,699
Berkshire Hathaway, Class A (1)	7	770
Hartford Financial Services	114,000	10,637
Lincoln National	45,000	2,988
Prudential Financial	105,000	9,015
St. Paul Travelers Companies	50,000	2,685
XL Capital	96,600	6,957
		39,922
Thrifts & Mortgage Finance 10.9%		
Fannie Mae	221,800	13,173
First Niagara Financial	300,000	4,458
Freddie Mac	219,500	14,904
Sovereign Bancorp	635,000	16,122
		48,657
Total Financials		392,290

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

(In thousands except shares and per share amounts)

Assets	
Investments in securities, at value	
Non-affiliated companies (cost $378,217)	$ 432,325
Affiliated companies (cost $11,773)	11,773
Total investments in securities	444,098
Dividends and interest receivable	1,278
Receivable for shares sold	720
Receivable for investment securities sold	246
Cash	4
Other assets	132
Total assets	446,478
Liabilities	
Payable for investment securities purchased	759
Payable for shares redeemed	323
Investment management fees payable	245
Due to affiliates	67
Other liabilities	57
Total liabilities	1,451
NET ASSETS	$ 445,027
Net Assets Consist of:	
Undistributed net realized gain	4,492
Net unrealized gain	54,089
Paid-in capital applicable to 20,817,967 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	386,446
NET ASSETS	$ 445,027
NET ASSET VALUE PER SHARE	$ 21.38

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $38,000 for the year ended December 31, 2006. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date.

Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management is evaluating the anticipated impact, if any, that FIN 48 will have on the fund upon adoption, which, pursuant to a delay granted by the U.S. Securities and Exchange Commission, is expected to be on the last business day of the fund’s semi-annual period, June 29, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (“FAS 157”), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning January 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities, other than short-term securities, aggregated $444,353,000 and $458,544,000, respectively, for the year ended December 31, 2006.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2006, were characterized as follows for tax purposes:

At December 31, 2006, the tax-basis components of net assets were as follows:

For the year ended December 31, 2006, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At December 31, 2006, the cost of investments for federal income tax purposes was $389,992,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2006, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2006, expenses incurred pursuant to these service agreements were $67,000 for Price Associates, $464,000 for T. Rowe Price Services, Inc., and $55,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2006, the fund was charged $39,000 for shareholder servicing costs related to the college savings plans, of which $34,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2006, approximately 3% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Funds pay no investment management fees. During the year ended December 31, 2006, dividend income from the T. Rowe Price Reserve Funds totaled $805,000, and the value of shares of the T. Rowe Price Reserve Funds held at December 31, 2006, and December 31, 2005, was $11,773,000 and $1,000, respectively.

As of December 31, 2006, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 202,713 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of T. Rowe Price Financial Services Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Financial Services Fund, Inc. (the “Fund”) at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/06

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $9,788,000 from short-term capital gains,

• $45,692,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $10,327,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $8,554,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board of Directors elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and
Year Elected*	Directorships of Other Public Companies

Jeremiah E. Casey	Director, Allfirst Financial Inc. (previously First Maryland Bankcorp)
(1940)	(1983 to 2002); Director, National Life Insurance (2001 to 2005);
2005	Director, The Rouse Company, real estate developers (1990 to 2004)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to
2001	present); Director, Mercantile Bankshares (4/03 to present); Member,
Advisory Board, Deutsche Bank North America (2004 to present);
Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, President, and Chief Executive Officer, The
1996	Haven Group, a custom manufacturer of modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Director,
(1938)	Canyon Resources Corp., Golden Star Resources Ltd. (5/92 to
1996	present), and Pacific Rim Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 115 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.
Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price and T. Rowe Price Group,
(1956)	Inc.; Chairman of the Board, Director, and President, T. Rowe Price
2006	Investment Services, Inc.; Chairman of the Board and Director,
[115]	T. Rowe Price International, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Savings
Bank; Director, T. Rowe Price Global Asset Management Limited and
T. Rowe Price Global Investment Services Limited; Chief Executive
Officer, Chairman of the Board, Director, and President, T. Rowe Price
Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price
(1955)	and T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust
2006	Company
[62]

* Each inside director serves until retirement, resignation, or election of a successor.
Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Financial Services Fund	Group, Inc.

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Financial Services Fund	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

D. Kyle Cerminara, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Financial Services Fund	Group, Inc.

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Financial Services Fund	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Financial Services Fund	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Christopher T. Fortune (1973)	Employee, T. Rowe Price; formerly intern,
Vice President, Financial Services Fund	Hillman Capital Management (to 2005)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Financial Services	T. Rowe Price; Vice President, T. Rowe Price
Fund	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Financial Services Fund	Trust Company

Michael W. Holton (1968)	Vice President, T. Rowe Price and T. Rowe Price
President, Financial Services Fund	Group, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Financial Services Fund	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust
Company; Vice President, T. Rowe Price,
T. Rowe Price Group, Inc., T. Rowe Price
International, Inc., and T. Rowe Price
Retirement Plan Services, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Financial Services Fund	T. Rowe Price Investment Services, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price
Vice President, Financial Services Fund

Hwee Jan Ng, CFA (1966)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Financial Services Fund	T. Rowe Price International, Inc.; formerly Vice
President of Equity Research, Merrill Lynch
Investment Managers in Singapore (to 2005)

Joseph Rohm (1969)	Vice President, T. Rowe Price International, Inc.;
Vice President, Financial Services Fund	formerly Equity Analyst, Insight Investment (to
2005)

Federico Santilli, CFA (1974)	Vice President, T. Rowe Price Group, Inc., and
Vice President, Financial Services Fund	T. Rowe Price International, Inc.

Gabriel Solomon (1977)	Vice President, T. Rowe Price; formerly student,
Vice President, Financial Services Fund	Wharton Business School (to 2004); Equity
Analyst Intern, Wellington Management
Company, LLP (to 2003); consultant, Sibson
Management Consulting (to 2002)

Eric L. Veiel, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Financial Services Fund	Group, Inc.; formerly Senior Equity Analyst,
Wachovia Securities (to 2005)

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Financial Services Fund	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Financial Services Fund

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Donald W. Dick Jr. qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Dick is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable for 2006, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. Reclassification from tax fees to audit fees of fiscal 2005 amounts related to the auditing of tax disclosures within the registrant’s annual financial statements has been made in order to conform to fiscal 2006 presentation. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,401,000 and $883,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds. Preceding fiscal year amount reflects the reclassification of tax fees described in (a) – (d) above.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 16, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	February 16, 2007